                                                                     (Exhibit 6)

                                 AMENDMENT NO. 1
                                       TO
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                           RANKIN ASSOCIATES II, L.P.
                          -----------------------------

              This AMENDMENT NO. 1 TO LIMITED PARTNERSHIP AGREEMENT OF RANKIN ASSOCIATES II, L.P. (this "Amendment No. 1"), dated as of December 26, 2001, is made by and among Rankin Management, Inc., a Delaware corporation, as general partner, and the persons indicated as limited partners on SCHEDULE A, as previously amended (the "Limited Partners"), to the Limited Partnership Agreement of Rankin Associates II, L.P., dated as of February 6, 1998 (the "Partnership Agreement") as Limited Partners. Unless otherwise indicated, capitalized terms used herein without definition shall have the respective meanings set forth in the Partnership Agreement.

                                    RECITALS:
                                    ---------

              A. The current Partners of the Partnership wish to amend the Partnership Agreement to amend certain definitions contained in the Partnership Agreement.

                                   AGREEMENTS:
                                   -----------

             In consideration of the mutual promises, covenants and agreements set forth in this Amendment No. 1, the Partners agree as follows:

         1. The definition of "Authorized Transferee" set forth in Section 1.5 of the Partnership Agreement shall be deleted in its entirety and the following substituted in place thereof:

                           "AUTHORIZED TRANSFEREE" means any Initial Limited Partner and any Family Member who is a Partner or who, prior to or simultaneously with such Transfer, executes and delivers to the Partnership a counterpart of this Agreement agreeing to be subject to the restrictions and obligations of a Partner hereunder and to hold all Partnership Interests then owned or later acquired by such Person in accordance with the terms of this Agreement.

         2. The definition of "Family Member" set forth in Section 1.17 of the Partnership Agreement shall be deleted in its entirety and the following substituted in place thereof:

                           "FAMILY MEMBER" means the spouse or surviving spouse of an Initial Limited Partner, any descendant of an Initial Limited Partner, a spouse or surviving spouse of any such descendant, or, in each case, a Qualified Fiduciary of such Person. Notwithstanding anything to the contrary contained herein:

                  (a) the surviving spouse of an Initial Limited Partner or of a descendent of an Initial Limited Partner, and in each case, a Qualified Fiduciary of such Person, shall cease to be a Family Member upon the remarriage of such Person to other than an Initial Limited Partner or descendent of an Initial Limited Partner; and

                  (b) the spouse of an Initial Limited Partner or of a descendent of an Initial Limited Partner, and in each case, a Qualified Fiduciary of such Person, shall cease to be a Family Member upon legal separation, divorce or dissolution of such spouse's marriage to such Initial Limited Partner or descendent; and

                  (c) a Qualified Fiduciary of any individual shall cease to be a Family Member from and after any event or lapse of time which causes such fiduciary to no longer qualify as a Qualified Fiduciary as defined in Section 1.54.

         3. The definition of "Initial Limited Partners" set forth in Section
1.26 of the Partnership Agreement shall be deleted in its entirety and the following substituted in place thereof:

                  "INITIAL LIMITED PARTNERS" means Alfred M. Rankin, Jr., Bruce
         T. Rankin, Claiborne R. Rankin, Roger F. Rankin and Thomas T. Rankin or, in each case, a Qualified Fiduciary of such individual.

         4. The definition of "Qualified Fiduciary" set forth in Section 1.54 of the Partnership Agreement shall be deleted in its entirety and the following substituted in place thereof:

                           "QUALIFIED FIDUCIARY" of any individual means (a) the trustee of a trust that has been established by such individual (the "Grantor" of that trust) and which is revocable by the Grantor; (b) the trustee of any other trust (including without limitation a voting trust) created by such individual if and as long as the trust is held for the current benefit of one or more of Clara T. Rankin, the Initial Limited Partners, their Family Members, and any organization contributions to which are deductible for federal income, estate or gift tax purposes ("Family and Charitable Beneficiaries") and for the current benefit of no other Person; or (c) the executor, administrator, or personal representative of a deceased individual or the guardian of an incompetent individual. In determining if the trust is held for the current benefit of one or more Family and Charitable Beneficiaries and no other Person, the focus shall only be on such Persons to whom the trustee is authorized or directed to currently make distributions of trust income or principal, and shall disregard (i) Persons who might or would benefit by reason of the exercise of a general or special powers of appointment (even if such powers are currently exercisable), and
         (ii) Persons who might or would benefit upon the termination of the trust, regardless of whether their interests are vested or contingent. A trust shall continue to be considered a Qualified Fiduciary upon the termination of the trust and during a reasonable period of administration (but not to exceed two years from the date or event that caused such trust to terminate), unless by reason of such termination none of the trust property is to be distributed to one or more

                                       2

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         of the Family and Charitable Beneficiaries (in which event the trust shall cease to be a Qualified Fiduciary immediately prior to the date or event that caused such trust to terminate). Notwithstanding anything to the contrary contained herein (except as provided in this Section
         1.54 above with respect to some trusts continuing to be considered Qualified Fiduciaries upon their termination and during a reasonable period of administration), a trust of any individual shall cease to be a Qualified Fiduciary and shall be deemed, to the extent it holds Partnership Interests, to become an Outside Partner, immediately prior to any event or lapse of time that causes such trust to no longer qualify as a Qualified Fiduciary as defined in this Section 1.54.

         5. Exhibit A to the Partnership Agreement shall be deleted in its entirety and Exhibit A to this Amendment No. 1 substituted in place thereof.

         6. Except as herein modified, all other provisions of the Partnership Agreement shall be and remain in full force and effect.

         7. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

         8. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware.

         9. This Amendment No. 1 may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Partners and delivered to the Partnership.

                  IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.



                                                  MANAGING PARTNER:

                                                  RANKIN MANAGEMENT, INC.


Witness  /s/ Dean Tsipis              By:      /s/ Alfred M. Rankin, Jr.
         ---------------------------    ----------------------------------------
                                      Name:    Alfred M. Rankin, Jr.
                                      Title:   President
Witness  /s/ Charles Bittenbender
         ---------------------------


Witness                               and      /s/ Roger F. Rankin
       -----------------------------     ---------------------------------------
                                      Name:    Roger F. Rankin
                                      Title:   Secretary
Witness
       -----------------------------



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Limited Partner Signature Page for Amendment No. 1 to Limited Partnership
Agreement




                                 Trust created by the Agreement, dated
                                 September 11, 1973, as supplemented, amended and restated, between National City Bank, as co-trustee, and Roger F. Rankin, as co-trustee, creating a trust for the benefit of Roger F. Rankin


Witness                          By:     /s/ Roger F. Rankin
       --------------------         -------------------------------------------
                                 Name:   Roger F. Rankin
                                 Title:  Trustee
Witness
       --------------------


                                 NATIONAL CITY BANK, as Trustee


Witness                          By:      /s/ Leigh H. Carter
       --------------------         -------------------------------------------
                                 Name:   Leigh H. Carter
                                 Title:  Vice President
Witness
       --------------------




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Limited Partner Signature Page for Amendment No. 1 to Limited Partnership
Agreement


                                    Trust created by the Agreement, dated
                                    December 29, 1967, as supplemented, amended and restated, between National City Bank, as co-trustee, and Thomas T. Rankin, as co-trustee, creating a trust for the benefit of Thomas T. Rankin


Witness                             By:    /s/ Thomas T. Rankin
       ----------------------          ----------------------------------------
                                    Name:  Thomas T. Rankin
                                    Title: Trustee
Witness
       ----------------------


                                       NATIONAL CITY BANK, as Trustee


Witness                             By:       /s/ Leigh H. Carter
       ----------------------         -----------------------------------------
                                    Name:   Leigh H. Carter
                                    Title:  Vice President
Witness
       ----------------------




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Limited Partner Signature Page for Amendment No. 1 to Limited Partnership
Agreement


                                       Trust created by the Agreement, dated
                                       June 22, 1971, as supplemented, amended
                                       and restated, between National City Bank, as co-trustee, and Claiborne R. Rankin, as co-trustee, creating a trust for the benefit of Claiborne R. Rankin


Witness /s/ Claiborne R. Rankin, Jr.   By:      /s/ Claiborne R. Rankin
        ----------------------------      -------------------------------------
                                       Name:    Claiborne R. Rankin
                                       Title:   Trustee
Witness /s/ illegible
        ----------------------------

                                       NATIONAL CITY BANK, as Trustee


Witness                                By:    /s/ Leigh H. Carter
       -----------------------------      -------------------------------------
                                       Name:  Leigh H. Carter
                                       Title: Vice President
Witness
       -----------------------------


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Limited Partner Signature Page for Amendment No. 1 to Limited Partnership
Agreement





                                       Trust created by the Agreement, dated
                                       July 20, 2000, as supplemented, amended
                                       and restated, between Alfred M. Rankin,
                                       Jr., as trustee, and Clara T. Rankin,
                                       creating a trust for the benefit of Clara
                                       T. Rankin (successor in interest to the
                                       Trust created by the Agreement dated July
                                       12, 1967, as supplemented, amended and
                                       restated, between National City Bank, as trustee, and Clara T. Rankin, creating a trust for the benefit of Clara T. Rankin)



Witness                                 By:      /s/ Alfred M. Rankin, Jr.
       ----------------------             -------------------------------------
                                        Name:   Alfred M. Rankin, Jr.
                                        Title:  Trustee
Witness
       ----------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement





                                       Trust created by the Agreement, dated
                                       September 28, 2000, as supplemented,
                                       amended and restated, between Alfred M.
                                       Rankin, Jr., as trustee, and Alfred M.
                                       Rankin, Jr., creating a trust for the
                                       benefit of Alfred M. Rankin Jr.
                                       (successor in interest to the Trust
                                       created by the Agreement, dated August
                                       30, 1967, as supplemented, amended and
                                       restated, between National City Bank, as trustee, and Alfred M. Rankin, Jr., creating a trust for the benefit of Alfred M. Rankin, Jr.)



Witness  /s/ Dean Tsipis               By:    /s/ Alfred M. Rankin, Jr.
         -------------------------         --------------------------------
                                       Name:  Alfred M. Rankin, Jr.
                                       Title: Trustee
Witness  /s/ Charles Bittenbender
         -------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement





                                       Trust created by the Agreement, dated
                                       September 28, 2000, as supplemented,
                                       amended and restated, between Alfred M.
                                       Rankin, Jr., as trustee, and Bruce T.
                                       Rankin, creating a trust for the benefit of Bruce T. Rankin (successor in interest to the Trust created by the Agreement, dated August 12, 1974, as supplemented, amended and restated, between National City Bank, as trustee, and Bruce T. Rankin, creating a trust for the benefit of Bruce T. Rankin)



Witness  /s/ Dean Tsipis                By:     /s/ Alfred M. Rankin, Jr.
         --------------------------        -----------------------------------
                                        Name:   Alfred M. Rankin, Jr.
                                        Title:  Trustee
Witness  /s/ Charles Bittenbender
         --------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement





                                       Trust created by the Agreement, dated
                                       December 29, 1989, between Alfred M.
                                       Rankin, Jr., as trustee, and Helen P.
                                       (Rankin) Butler creating a trust for the benefit of Helen P. (Rankin) Butler



Witness  /s/ Dean Tsipis               By:     /s/ Alfred M. Rankin, Jr.
         ----------------------------     --------------------------------------
                                       Name:   Alfred M. Rankin, Jr.
                                       Title:  Trustee
Witness  /s/ Charles Bittenbender
         ---------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement





                                       Trust created by the Agreement, dated
                                       December 29, 1989, as supplemented,
                                       amended and restated, between Alfred M.
                                       Rankin, Jr., as trustee, and Clara T.
                                       (Rankin) Williams, creating a trust for
                                       the benefit of Clara T. (Rankin) Williams



Witness  /s/ Dean Tsipis               By:     /s/ Alfred M. Rankin, Jr.
         ----------------------------     --------------------------------------
                                       Name:   Alfred M. Rankin, Jr.
                                       Title:  Trustee
Witness  /s/ Charles Bittenbender
         ------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement




                                       Trust created by the Agreement, dated
                                       December 20, 1993, between Matthew M.
                                       Rankin, as trustee, and Matthew M.
                                       Rankin, creating a trust for the benefit of Matthew M. Rankin



Witness                                By:     /s/ Matthew M. Rankin
       -----------------------------      -------------------------------------
                                       Name:   Matthew M. Rankin
                                       Title:  Trustee
Witness
       -----------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement




                                       JAMES T. RANKIN


Witness                                /s/ James T. Rankin
       --------------------------      ----------------------------------------
                                       James T. Rankin

Witness
       --------------------------



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Limited Partner Signature Page for Amendment No. 1 to Limited Partnership
Agreement





                                       THOMAS T. RANKIN as Custodian for Thomas
                                       (Parker) Rankin under the Virginia
                                       Uniform Gifts to Minors Act



Witness                                By:        /s/ Thomas T. Rankin
       ---------------------------        --------------------------------------
                                       Name:   Thomas T. Rankin
                                       Title:  Custodian
Witness
       ---------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement





                                       Trust created by the Agreement, dated
                                       January 13, 1998, between Claiborne R.
                                       Rankin, as trustee, and Chloe E. (Rankin)
                                       Seelbach, creating a trust for the
                                       benefit of Chloe E. (Rankin) Seelbach



Witness  /s/ Claiborne R. Rankin, Jr.  By:        /s/ Claiborne R. Rankin
         ----------------------------     --------------------------------------
                                       Name:   Claiborne R. Rankin
                                       Title:  Trustee
Witness  /s/ illegible
         ----------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement





                                       Trust created by the Agreement, dated
                                       August 25, 2000, between Claiborne R.
                                       Rankin, as trustee, and Claiborne R.
                                       Rankin, Jr., creating a trust for the
                                       benefit of Claiborne R. Rankin, Jr.



Witness  /s/ illegible                 By:   /s/ Claiborne R. Rankin
         ------------------------------   --------------------------------------
                                       Name:   Claiborne R. Rankin
                                       Title: Trustee

Witness  /s/ Charles Bittenbender
         -----------------------------



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Limited Partner Signature Page for Amendment No. 1 to Limited Partnership
Agreement





                                       CLAIBORNE R. RANKIN as Custodian for
                                       Julia L. Rankin under the Ohio Transfers to Minors Act



Witness  /s/ Claiborne R. Rankin, Jr.  By:        /s/ Claiborne R. Rankin
         -----------------------------    --------------------------------------
                                       Name:   Claiborne R. Rankin
                                       Title:  Custodian
Witness  /s/ illegible
         -----------------------------



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Limited Partner Signature Page for Amendment No. 1 to Limited Partnership
Agreement





                                       ALISON A. RANKIN as trustee fbo A.
                                       Farnham Rankin under Irrevocable Trust
                                       No. 1, dated December 18, 1997, with
                                       Roger Rankin, Grantor



Witness                                By:         /s/ Alison A. Rankin
       -----------------------------      --------------------------------------
                                       Name:   Alison A. Rankin
                                       Title:  Trustee
Witness
       -----------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement





                                       ALISON A. RANKIN as trustee fbo Elizabeth
                                       M. Rankin under Irrevocable Trust No. 1, dated December 18, 1997, with Roger Rankin, Grantor



Witness                                By:        /s/ Alison A. Rankin
       -----------------------------   --------------------------------------
                                       Name:   Alison A. Rankin
                                       Title:  Trustee
Witness
       ----------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement



                                       JOHN C. BUTLER, JR. as Custodian for
                                       Clara Rankin Butler under the Ohio
                                       Transfers to Minors Act



Witness                                   By:        /s/ John C. Butler, Jr.
       --------------------------            ----------------------------------
                                          Name:   John C. Butler, Jr.
                                          Title:  Custodian
Witness
       --------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement




                                          JOHN C. BUTLER, JR.


Witness                                   /s/ John C. Butler, Jr.
       -----------------------------      -------------------------------------
                                          John C. Butler, Jr.

Witness
       ----------------------------




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Limited Partner Signature Page for Amendment No. 1 to Limited Partnership
Agreement




                                          CORBIN K. RANKIN


Witness                                   /s/ Corbin K. Rankin
       ----------------------------       -------------------------------------
                                          Corbin K. Rankin

Witness
       ----------------------------



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Limited Partner Signature Page for Amendment No. 1 to Limited Partnership
Agreement




                                          CHLOE O. RANKIN


Witness  /s/ Claiborne R. Rankin, Jr.     /s/ Chloe O. Rankin
         -------------------------------  -------------------------------------
                                          Chloe O. Rankin

Witness  /s/ Claiborne R. Rankin
         ------------------------------

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Limited Partner Signature Page for Amendment No. 1 to Limited Partnership
Agreement




                                          ALISON A. RANKIN


Witness                                   /s/ Alison A. Rankin
       --------------------------------   -------------------------------------
                                          Alison A. Rankin

Witness
       -------------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement





                                       JOHN C. BUTLER, JR. as Custodian for
                                       Griffin B. Butler under the Ohio
                                       Transfers to Minors Act



Witness                                By:   /s/ John C. Butler, Jr.
       --------------------------------  --------------------------------------
                                         Name:   John C. Butler, Jr.
                                         Title:  Custodian
Witness
       -------------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement




                                          DAVID B. WILLIAMS


Witness                                   /s/ David B. Williams
       -----------------------------      -------------------------------------
                                          David B. Williams

Witness
       ------------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement





                                       ALISON A. RANKIN as Trustee under
                                       Irrevocable Trust No. 2, dated September
                                       11, 2000, for the benefit of A. Farnham
                                       Rankin



Witness                                By:         /s/ Alison A. Rankin
       -------------------------          ------------------------------------
                                       Name:   Alison A. Rankin
                                       Title:  Trustee
Witness
       -------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement





                                       ALISON A. RANKIN as Trustee under
                                       Irrevocable Trust No. 2, dated September
                                       11, 2000, for the benefit of Elisabeth M.
                                       Rankin



Witness                                By:     /s/ Alison A. Rankin
       ---------------------------        -------------------------------------
                                       Name:   Alison A. Rankin
                                       Title:  Trustee
Witness
       ---------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement





                                       Trust created by the Agreement, dated
                                       September 28, 2000, as supplemented,
                                       amended and restated between Victoire G.
                                       Rankin, as trustee, and Victoire G.
                                       Rankin, creating a trust for the benefit of Victoire G. Rankin (successor in interest to the Trust created by the Agreement, dated July 1, 1969, as supplemented, amended and restated, between National City Bank, as trustee, and Victoire G. Rankin, creating a trust for the benefit of Victoire G. Rankin)



Witness  /s/ Dean Tsipis               By:     /s/ Victoire G. Rankin
         ------------------------        --------------------------------------
                                       Name:   Victoire G. Rankin
                                       Title:  Trustee
Witness  /s/ Charles Bittenbender
         ------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement





                                       Trust created by the Agreement, dated
                                       September 11, 2000, as supplemented,
                                       amended and restated, between Alison A.
                                       Rankin, as trustee, and Alison A. Rankin, creating a trust for the benefit of Alison A. Rankin



Witness                                By:     /s/ Alison A. Rankin
       ------------------------------    ------------------------------------
                                       Name:   Alison A. Rankin
                                       Title:  Trustee
Witness
       -----------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement



                                          SCOTT SEELBACH


Witness                                   /s/ Scott Seelbach
       -----------------------------      -------------------------------------
                                          Scott Seelbach

Witness
       -----------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement





                                       CLARA RANKIN WILLIAMS as Custodian for
                                       Margo Jamison Victoire Williams under the
                                       Ohio Transfers to Minors Act



Witness                                By:     /s/ Clara Rankin Williams
       --------------------------         ------------------------------------
                                       Name:   Clara Rankin Williams
                                       Title:  Custodian
Witness
       ---------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement




                                       CORBIN K. RANKIN as Custodian for Thomas
                                       (Parker) Rankin under the Virginia
                                       Uniform Gifts to Minors Act


Witness                                By:     /s/ Corbin K. Rankin
       -------------------------         ---------------------------------------
                                       Name:   Corbin K. Rankin
                                       Title:  Custodian
Witness
       -------------------------

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement




                                       CLAIBORNE R. RANKIN as Custodian for
                                       Claiborne R. Rankin, Jr. under the Ohio
                                       Transfers to Minors Act



Witness  /s/ Charles Bittenbender      By:        /s/ Claiborne R. Rankin
         --------------------------       -------------------------------------
                                       Name:   Claiborne R. Rankin
                                       Title:  Custodian
Witness  /s/ illegible
         --------------------------